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                        	MONTHLY SERVICERS CERTIFICATE
                         	SERVICER: NATIONSBANK, N.A.
                     	NATIONSBANK AUTO OWNER TRUST 1996-A
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	Collection Period					                                         		January 1997
	Determination Date				                                             			2/10/97
	Deposit Date			                                                   				2/14/97
	Distribution Date					                                              		2/18/97

	Pool Balance
	Pool Balance on the close of the last day of the preceding
                        Collection Period 							             1,690,101,170.70
	Less:	Collections and Liquidation Proceeds allocable to
                        Principal		         				                 66,215,012.07
	Purchase Amount allocable to Principal				                             		0.00
	Realized Losses						                                            2,166,398.09
                                                             -----------------
	Pool Balance on the close of the last day of the
                 Collection Period		         					            1,621,719,760.54
	Collections allocable to Principal received from
 Collection Period up to and including the Second Business
 Day immediately preceding the Current Determination Date        13,224,982.98
                                                             -----------------
	Pool Balance as of the Second Business Day immediately
             preceding the Current Determination Date 							 1,608,494,777.56
	Original Pool Balance							                                 2,136,187,667.91
	Pool Factor 						                                               	75.2974470%

	Portfolio Balances and Pool Factors			  	Beginning                  	End
                                     					of Period               	of Period
                                        --------------            ------------
		Class A-1 Note Balance					           131,468,855.09           61,259,109.65
		Class A-1 Pool Factor				                 	0.2232251              	0.1040138
		Class A-2 Note Balance					           744,000,000.00 	        744,000,000.00
		Class A-2 Pool Factor			                 		1.0000000	              1.0000000
		Class A-3 Note Balance					           457,323,000.00 	        457,323,000.00
		Class A-3 Pool Factor			                 		1.0000000              	1.0000000
		Class A-4 Note Balance					           175,000,000.00          175,000,000.00
		Class A-4 Pool Factor				                 	1.0000000              	1.0000000
		Class B-1 Certificate Balance					     96,129,000.00 	         96,129,000.00
		Class B-1 Pool Factor	                 				1.0000000              	1.0000000
		Class B-2 Certificate Balance					     74,783,667.91           74,783,667.91
		Class B-2 Pool Factor			                 		1.0000000	               1.0000000

		Weighted Average Coupon	                                    					10.3713000%
		Weighted Average Original Term					                                    	60.1
		Weighted Average Remaining Term						                                   42.7

	Collections

	Interest:
		Collections and Liquidation Proceeds allocable to interest			  14,998,742.05
		Recoveries						                                                  149,149.14
		Purchase Amount allocable to Interest					                             	0.00
                                                                --------------
			Total Interest Collections					                               15,147,891.19
		Advances for the related Distribution Date						                2,175,231.51
		Less:  Outstanding Advances to be reimbursed						              2,606,912.67
                                                                --------------
			Available Interest					                                       14,716,210.03

	Principal:
		Collections and Liquidation Proceeds allocable to Principal
                        (for the Collection Period)	             66,215,012.07
		Purchase Amount allocable to Principal  (for the Collection Period)					0.00
		Collections allocable to Principal received up to and
    including the Second Business Day immediately preceding
    the Current Determination Date	                           			13,224,982.98
		Less:   Prior Month Collections allocable to Principal up
          to and including the Second Business Day immediately
          preceding the Current Determination Date		          			11,396,647.70
                                                               ---------------
		Available Principal					                                       68,043,347.35

	Available Funds					                                            82,759,557.38
	Regular Principal (equals Available Principal plus
                 Realized Losses)		          					               70,209,745.44
	Required Distributable Amounts
	Reimbursement of Outstanding Advances on Defaulted Receivables					121,991.30
	Servicing Fee (inc. unpaid amount from prior periods)					     		1,408,417.64
	Noteholder Amounts
		Class A-1 Monthly Interest	                                  					632,803.42
		Class A-1 Interest Carryover Shortfall	                            					0.00
                                                                  -------------
			Total 			                                                      		632,803.42

		Class A-2 Monthly Interest			                                			3,797,500.00
		Class A-2 Interest Carryover Shortfall			                            			0.00
                                                              -----------------
			Total 		                                                    			3,797,500.00

		Class A-3 Monthly Interest		                                				2,429,528.44
		Class A-3 Interest Carryover Shortfall					                            	0.00
                                                                 -------------
			Total			                                                     		2,429,528.44

		Class A-4 Monthly Interest					                                  	966,145.83
		Class A-4 Interest Carryover Shortfall					                            	0.00
                                                               ----------------
			Total				                                                       	966,145.83

			Total Accrued Note Interest		                               			7,825,977.69

		Class A-1 Monthly Principal 					                             	70,209,745.44
		Class A-1 Principal Carryover Shortfall				                           		0.00
                                                                 -------------
			Total			                                                    		70,209,745.44

		Class A-2 Monthly Principal				                                       		0.00
		Class A-2 Principal Carryover Shortfall 					                          	0.00
                                                                       -------
			Total			                                                             		0.00

		Class A-3 Monthly Principal		                                       				0.00
		Class A-3 Principal Carryover Shortfall 					                          	0.00
                                                                       -------
			Total		                                                             			0.00

		Class A-4 Monthly Principal		                                       				0.00
		Class A-4 Principal Carryover Shortfall			                           			0.00
                                                                      --------
			Total                                                             					0.00

			Total Noteholders' Principal Payment Amount				              	70,209,745.44

	Certificateholder Amounts
		Class B-1 Monthly Interest			                                  			540,725.63
		Class B-1 Interest Carryover Shortfall				                            		0.00
                                                                 --------------
			Total                                                       					540,725.63

		Class B-2 Monthly Interest				                                  		428,448.10
		Class B-2 Interest Carryover Shortfall						                            0.00
                                                                  -------------
			Total	                                                       				428,448.10

			Total Accrued Certificate Interest				                          	969,173.73

		Class B-1 Monthly Principal					                                       	0.00
		Class B-1 Principal Carryover Shortfall 					                          	0.00
                                                                    -----------
			Total		                                                             			0.00

		Class B-2 Monthly Principal			                                       			0.00
		Class B-2 Principal Carryover Shortfall 					                          	0.00
                                                                  -------------
			Total				                                                             	0.00

			Total Certificateholders' Principal Distribution Amount		           			0.00

	Total required distributable amount						                      	80,535,305.80
	Less: Total Available Funds							                              82,759,557.38
                                                               ----------------
	Net Available Funds   (Shortfall) Excess						                  	2,224,251.58
	Withdrawal from Reserve Account (If Shortfall)						                    	0.00
	Deposit to Reserve Account (If Excess)						                    	2,224,251.58

	Distributions
	Deposit to the Collection Account
		Available Interest				                                       		14,716,210.03
		Available Principal				                                      		68,043,347.35
		Withdrawal from Reserve Account				                                   		0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on Defaulted
                           Receivables                         					121,991.30
			  b)   Servicing Fee			                                      		1,408,417.64
                                                              ----------------
		Net Deposit to Collection Account					                        	81,229,148.44

	Deposit to Note Payment Account
		Class A-1 Interest Distribution			                             			632,803.42
		Class A-2 Interest Distribution					                           	3,797,500.00
		Class A-3 Interest Distribution 					                          	2,429,528.44
		Class A-4 Interest Distribution		                             				966,145.83
		Class A-1 Principal Distribution					                         	70,209,745.44
		Class A-2 Principal Distribution				                                  		0.00
		Class A-3 Principal Distribution						                                  0.00
		Class A-4 Principal Distribution						                                  0.00
                                                            ------------------
			Total Deposit to Note Payment Account				                    	78,035,723.13

	Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 					                            	540,725.63
		Class B-2 Interest Distribution 					                            	428,448.10
		Class B-1 Principal Distribution 						                                 0.00
		Class B-2 Principal Distribution 			                                 			0.00
                                                             -----------------
			Total Deposit to Certificate Distribution Account				           	969,173.73

	Deposit to Reserve Account 			                               				2,224,251.58

	Specified Reserve Account Balance
	Greater of:
		(i) Sum of:
			(a) Percentage applicable times	                     			4.00%
			      Pool Balance as of the last day of the prior
         Collection Period less Principal collected up
         to and including the second Business Day preceding
         the most recent Determination Date 		1,608,494,777.56  	64,339,791.10
			      and,					                            ----------------
			(b) Specified Interest Reserve Amount  (Three months interest		2,907,521.17
            on the Certificates if Notes are Outstanding)		      -------------
                                                              			67,247,312.27
  			       and
		(ii) Lesser of:
			(a) $26,702,346.		                                         			26,702,346.00
			      and
			(b) Aggregate outstanding Note Principal Balance and
			      Aggregate sum of Certificate Balances				           	1,608,494,777.56

		Specified Reserve Account Balance					                        	67,247,312.27

	Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of Original
                                 Pool Balance)             						70,055,702.09
		Deposit from Available Interest and Available Principal			   			2,224,251.58
		Investment Earnings						                                         294,281.53
		Less:
			Accrued and unpaid Servicing Fees				                                 	0.00
			Amounts to be distributed to Securityholders'				                     	0.00
                                                                     ----------
		Balance					                                                  	72,574,235.20
		Less: Withdrawal by holder of Contingent Payment Right of Excess of Reserve Account Balance Over Specified Reserve Account
                                  Balance	                   					5,326,922.93
                                                               ---------------
		Ending Balance				                                           		67,247,312.27

		Interest Reserve Amount				                                   		2,907,521.17
		Available Reserve Amount			                                 			64,339,791.10

	Instructions to the Trustee

		Amount to be deposited from the Collection Account into the Note
                            Payment Account		                				78,035,723.13

		Amount to be deposited from the Collection Account into the
                  Certificate Distribution Account			            			969,173.73

		Amount to be deposited from the Collection Account into
                   the Reserve  Account	                     					2,224,251.58

		Amount to be deposited from the Reserve Account to the
   account of the holder of the Contingent Payment Right					    	5,326,922.93

		Amount to be deposited from the Reserve Account into the
                  Collection Account		                                				0.00

	Net Loss and Delinquency Activity

	Realized Losses							                                           2,166,398.09
	Net Loss Ratio (annualized)
		For the current Collection Period	                                					1.46%
		For the preceding Collection Period				                              		1.13%
		For the second preceding Collection Period					                       	1.10%
	Average Net Loss Ratio (Specified Reserve Account Balance
              increases if greater than 1.50%)	                    						1.23%

	Delinquency Analysis
						                                         	Number of         	Principal
                                          							 Loans            	Balance
                                               -----------       --------------
		   30 to 59 days past due                   					2772	         30,804,135.58
		   60 to 89 days past due 			                   		623	          7,113,525.87
		   90 or more days past due                  					585          	6,541,171.20
                                                 -----------------------------
			Total                                       				3980	         44,458,832.65

	Collateral Repossessed and Held by the Trust (included in
                  above Delinquency Amounts)		            				501	5,733,310.66

	Delinquency Ratio including Repossessions
		For the current Collection Period					                                	0.84%
		For the preceding Collection Period			                              			0.74%
		For the second preceding Collection Period					                       	0.64%
                                                                    ----------
	Average Delinquency Ratio (Specified Reserve Account
          Balance increases if greater than 1.25%)                							0.74%

	Loss and Delinquency Trigger Indicator						                              	NO

	Equity Percentage				                                               			14.81%

	Repurchased Receivables				                                           			0.00
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